Goodwill, Internal-Use Software Development Costs, Net, and Intangible Assets, Net - Schedule of Future Amortization Expense (Details) - Intangible Assets and Internal Use Software Development Costs
$ in Thousands
Dec. 31, 2023 USD ($)
Amortization Expense
2024	$ 78,968
2025	78,359
2026	30,007
2027	24,488
2028	23,600
Thereafter	73,004
Total amortization expense	$ 308,426